UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21888

Oppenheimer Institutional Money Market Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/28/2014

Item 1. Reports to Stockholders.

Semiannual Report 11/30/2014

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer Institutional Money Market Fund

2    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Fund Performance Discussion

Despite volatility among long-term interest rates stemming from changing economic expectations and a shift in U.S. monetary policy, short-term rates and money market yields remained relatively stable, anchored by the Federal Reserve’s (the “Fed”) unchanged target of between 0% and 0.25% for the overnight federal funds rate.

MARKET OVERVIEW

Throughout the reporting period, the Fed continued to taper its large scale asset purchase program by $10 billion per month, and eventually ended the program in late October 2014. Despite the Fed’s tapering, other central banks throughout the globe executed exceedingly loose monetary policies, providing plenty of liquidity to the markets. In addition, the Securities and Exchange Commission approved new rules for money market funds, which we discuss in greater detail in the Fund Review section of this report.

Over the first half of the reporting period, U.S. and global economic recoveries seemed to get back on track. U.S. economic data released in the second quarter of 2014 was positive, with the economy finally regaining all of the jobs lost during the 2008 recession, and the U.S. stock market achieving record highs. The U.S. Department of Commerce later estimated that U.S. GDP rebounded at a robust 4.6% annualized rate during the second quarter. Markets were also buoyed by additional stimulative monetary policies enacted by central banks throughout the world, including the European Central Bank (the “ECB”).

In the third quarter of 2014, economic growth in the U.S. remained largely on track while it slowed in other areas, including Europe, parts of Latin America and the Asia Pacific region. The U.S. Department of Commerce announced that U.S. GDP grew at an estimated 3.9% over the third quarter of 2014 (this figure was later revised to an estimated 5.0%). As a result of U.S. economic strength, the U.S. dollar rallied strongly against most major currencies, including the euro and Japanese yen. Despite the positive performance of the U.S. economy, financial markets experienced bouts of volatility over the second half of the reporting period against multiple macroeconomic concerns, including fears of a multi-year recession in Europe, geopolitical tensions in Ukraine and the Middle East, and rising oil prices.

Despite numerous changes and macroeconomic concerns this reporting period, money market yields largely remained unchanged.

3    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

FUND REVIEW

In July, the Securities and Exchange Commission adopted the long awaited and much anticipated rules for money market funds. The most significant changes require institutional prime money market funds to maintain a variable net asset value (VNAV) instead of the current stable NAV. Further, all prime money-market funds (retail and institutional) now have the ability to impose liquidity fees and/or gates. While these are big changes to the industry, they come as no big surprise. Supply and demand factors, coupled with the Fed’s actions, continue to play a significant role on yields. Given the abovementioned circumstances, the Fund continued to generate consistent and competitive levels of current income.

As we have for some time, we maintained the Fund’s weighted average maturity throughout the reporting period in a range we considered to be in line with market averages. From a portfolio composition perspective, we continued to avoid repurchase agreements due to the uncertainty surrounding potential regulatory changes. Instead, we have continued to favor commercial paper issued by global banks meeting our stringent credit criteria. We also increased the Fund’s exposure to floating rate securities on which yields are reset monthly or quarterly. In light of their low yields, and continued uncertainty around the debt ceiling, the Fund had no exposure to U.S. Treasury securities over the reporting period.

Additionally, while the Fund did not partake in the Fed’s reverse repurchase program, the Fund experienced benefits from it this reporting period. The Fed’s reverse repurchase program was introduced as a method to help control short-term interest rates by setting a floor on overnight lending rates. Under the program, the Fed borrows funds overnight from money market funds, banks and other entities, offering Treasury securities as collateral. The structure of the Fed’s reverse repurchase program had minor changes in the reporting period. The program now uses a Dutch-auction process, while capping the program at $300 billion. Further, the Fed has begun a second facility, the Term Deposit Facility. When combined, these facilities are increasingly becoming an effective reserve-management tool. As other market participants chose to participate in the Fed’s programs instead of purchasing commercial paper and other assets that the Fund seeks to invest in, we benefited indirectly from the increased supply of investment options.

STRATEGY & OUTLOOK

At period end, there has been a slight change in the current imbalance of supply-and-demand dynamics; however, at period end supply remains compressed. Consequently, we expect money market yields to remain range-bound for the foreseeable future. Over the longer term, we have begun to see some light at the end of the tunnel with regard to short-term interest rates. The market continues to factor in a base case scenario of June 2015 for

4    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

a rise in rates. The prospect of higher yields may prompt us to alter our strategies, but in the meantime we intend to maintain a roughly market-neutral weighted average maturity. We remain focused on our fundamental analysis and seek to ensure only high-quality names make it into the portfolio.

Christopher Proctor, CFA Portfolio Manager

Adam Wilde, CFA Portfolio Manager

5    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Portfolio Allocation*

Certificates of Deposit	51.5%
Short-Term Notes/Commercial Paper	30.8
Direct Bank Obligations	17.0
Investment Companies	0.7

Portfolio holdings and allocations are subject to change.

Percentages are as of November 28, 2014, and are based

on the total market value of investments.

Performance

CURRENT YIELD

For the 7-Day Period Ended 11/30/14

	With Compounding	Without Compounding
Class E (IOEXX)	0.09%	0.09%
Class L (IOLXX)	0.04	0.04
Class P (IOPXX)	0.02	0.02

CURRENT YIELD

For the Six Months Ended 11/30/14

	With Compounding	Without Compounding
Class E (IOEXX)	0.09%	0.09%
Class L (IOLXX)	0.04	0.04
Class P (IOPXX)	0.01	0.01

Compounded yields assume reinvestment of dividends. The seven-day yield without compounding is an annualized average daily yield of the Fund for the most recent seven days. The compounded seven-day average yield for 365 days is offered as a comparison to a savings account’s compounded interest rate. Unlike an investment in the Fund, the FDIC generally insures deposits in savings accounts.

Performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For more current performance data, call us at 1.800.645.2028. The Fund’s performance shown does not reflect the deduction of income taxes on an individual’s investment. The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. Taxes may reduce your actual investment returns on income paid by the Fund. There is no guarantee that the Fund will maintain a positive yield.

*November 28, 2014, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

6    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s investment strategy, allocations, and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the Fund and may be obtained by calling us at 1.800.645.2028 or visiting our website at oppenheimerfunds.com. Read prospectuses and summary prospectuses carefully before investing.

7    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 28, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 28, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Actual	Beginning Account Value June 1, 2014	Ending Account Value November 28, 2014	Expenses Paid During 6 Months Ended November 28, 2014
Class E	$1,000.00	$1,000.40	$0.50
Class L	1,000.00	1,000.20	0.79
Class P	1,000.00	1,000.10	0.74

Hypothetical
(5% return before expenses)
Class E	1,000.00	1,024.30	0.50
Class L	1,000.00	1,024.00	0.80
Class P	1,000.00	1,024.05	0.75

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 28, 2014 are as follows:

Class	Expense Ratios
Class E	0.10%
Class L	0.16
Class P	0.15

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Distributor. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF INVESTMENTS  November 28, 2014* Unaudited

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value
Certificates of Deposit—51.5%
Yankee Certificates of Deposit—51.5%
Aust & NZ Banking Group, Grand Cayman:
0.09%	12/5/14	12/5/14	$30,000,000	$30,000,000
0.09%	12/4/14	12/4/14	265,000,000	265,000,000
Bank of Montreal, Chicago:
0.09%	12/1/14	12/1/14	90,000,000	90,000,000
0.09%	12/5/14	12/5/14	50,000,000	50,000,000
0.22%	5/4/15	5/4/15	50,000,000	50,000,000
0.23%[1]	5/13/15	5/13/15	50,000,000	50,000,000
0.23%	3/4/15	3/4/15	105,000,000	105,000,000
Bank of Nova Scotia, 0.24%[2]	2/23/15	2/23/15	50,000,000	49,972,000
Bank of Nova Scotia, Houston TX:
0.25%	1/5/15	1/5/15	84,000,000	84,000,000
0.26%	12/5/14	12/5/14	80,000,000	80,000,000
BNP Paribas, New York, 0.22%	12/19/14	12/19/14	50,000,000	50,000,000
Canadian Imperial Bank of Commerce NY:
0.09%	12/4/14	12/4/14	66,000,000	66,000,000
0.224%[1]	12/26/14	6/26/15	170,000,000	170,000,000
0.225%[1]	12/22/14	7/22/15	72,000,000	72,000,000
0.243%[1]	12/15/14	9/14/15	30,000,000	30,000,000
DnB Bank ASA NY:
0.09%	12/3/14	12/3/14	100,000,000	100,000,000
0.09%	12/1/14	12/1/14	100,000,000	100,000,000
DnB Bank ASA, Grand Cayman, 0.06%	12/1/14	12/1/14	160,000,000	160,000,000
HSBC Bank USA NA, 0.27%	6/2/15	6/2/15	45,000,000	45,000,000
Mitsubishi UFJ TR & BK NY:
0.20%[3]	2/13/15	2/13/15	50,000,000	50,000,000
0.20%[3]	2/12/15	2/12/15	75,000,000	75,000,000
0.20%[3]	1/23/15	1/23/15	55,000,000	55,000,000
0.20%[3]	2/2/15	2/2/15	38,000,000	38,000,000
0.21%[3]	2/20/15	2/20/15	40,000,000	40,000,000
Nordea Bank Finland plc, New York:
0.205%	2/23/15	2/23/15	50,000,000	49,999,417
0.215%	4/27/15	4/27/15	50,000,000	50,000,000
0.225%	5/18/15	5/18/15	50,000,000	50,000,000
Rabobank Nederland NV, New York:
0.256%[1]	12/8/14	3/9/15	50,000,000	50,000,000
0.281%[1]	1/20/15	7/17/15	100,000,000	100,000,000
Royal Bank of Canada, New York, 0.233%[1]	12/18/14	2/18/15	87,000,000	87,000,000
Skandinaviska Enskilda BankenAB, 0.25%	3/3/15	3/3/15	35,000,000	35,004,462
Sumitomo Mutsui Bank NY:
0.20%	2/6/15	2/6/15	69,000,000	69,000,000
0.20%	2/9/15	2/9/15	50,000,000	50,000,000
0.20%	1/21/15	1/21/15	40,000,000	40,000,000
0.20%	2/5/15	2/5/15	90,000,000	90,000,000
Svenska Handelsbanken, Grand Cayman:
0.06%	12/1/14	12/1/14	100,000,000	100,000,000
0.06%	12/1/14	12/1/14	155,000,000	155,000,000
Svenska Handelsbanken, New York, 0.21%	1/22/15	1/22/15	50,000,000	50,000,000

10    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value
Yankee Certificates of Deposit (Continued)
Swedbank, Grand Cayman:
0.05%	12/1/14	12/1/14	$150,000,000	$150,000,000
0.07%	12/5/14	12/5/14	100,000,000	100,000,000
Toronto Dominion Bank, New York:
0.22%	5/27/15	5/27/15	50,000,000	50,000,000
0.23%	6/3/15	6/3/15	50,000,000	50,000,000
0.27%	6/1/15	6/1/15	100,000,000	100,000,000
0.27%	6/2/15	6/2/15	50,000,000	50,000,000
0.30%	6/12/15	6/12/15	45,000,000	45,000,000
Wells Fargo Bank NA:
0.226%[1]	12/6/14	2/5/15	30,000,000	30,000,000
0.244%[1]	12/12/14	6/12/15	65,000,000	65,000,000
0.256%[1]	12/8/14	11/6/15	100,000,000	100,000,000
0.28%[1]	12/1/14	10/22/15	50,000,000	50,000,000
Westpac Banking Corp., New York:
0.235%[1]	12/15/14	4/15/15	50,000,000	50,000,000
0.255%[1]	12/14/14	11/16/15	50,000,000	50,000,000
0.255%[1]	12/21/14	10/21/15	100,000,000	100,000,000
Total Certificates of Deposit (Cost $3,870,975,879)				3,870,975,879

Direct Bank Obligations—17.0%
Bank of Tokyo-Mitsubishi UFJ NY, 0.11%[3]	12/1/14	12/1/14	90,000,000	90,000,000
Commonwealth Bank of Australia:
0.232%[1,2]	2/6/15	2/6/15	95,000,000	95,000,000
0.243%[1,2]	12/23/14	6/16/15	119,300,000	119,300,000
Credit Agricole Corporate & Investment Bank, New
York Branch, 0.09%	12/1/14	12/1/14	145,000,000	145,000,000
HSBC USA, Inc.:
0.22%	12/18/14	12/18/14	58,000,000	57,993,975
0.23%	4/7/15	4/7/15	45,000,000	44,963,488
0.23%	2/17/15	2/17/15	50,000,000	49,975,083
0.24%	4/22/15	4/22/15	25,000,000	24,976,333
0.271%	5/21/15	5/21/15	104,000,000	103,866,620
Natixis, New York Branch, 0.07%	12/1/14	12/1/14	149,000,000	149,000,000
PNC Bank NA:
0.281%	7/13/15	7/13/15	50,000,000	49,912,889
0.31%	2/23/15	2/23/15	105,000,000	105,000,000
0.31%	3/19/15	3/19/15	100,000,000	100,000,000
Societe Generale, 0.08%[2]	12/1/14	12/1/14	2,000,000	2,000,000
Swedbank AB, 0.19%	3/11/15	3/11/15	40,000,000	39,978,889
Westpac Banking Corp., 0.233%[1,2]	1/8/15	1/8/15	100,000,000	100,000,000
Total Direct Bank Obligations (Cost $1,276,967,277)				1,276,967,277

Short-Term Notes/Commercial Paper—30.8%
Capital Markets—2.4%
BNP Paribas Finance, Inc.:
0.22%	1/16/15	1/16/15	25,000,000	24,992,972
0.25%	3/27/15	3/27/15	50,000,000	49,959,722
0.25%	3/25/15	3/25/15	100,000,000	99,920,834
				174,873,528

11    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value
Leasing & Factoring—4.4%
American Honda Finance Corp.:
0.233%[1]	12/4/14	6/4/15	$30,000,000	$30,000,000
0.235%[1]	12/5/14	12/5/14	27,000,000	27,000,000
Toyota Motor Credit Corp.:
0.23%[1]	1/14/15	1/14/15	68,000,000	68,000,000
0.23%	2/23/15	2/23/15	50,000,000	49,973,166
0.23%	2/24/15	2/24/15	70,000,000	69,961,986
0.23%	2/9/15	2/9/15	85,000,000	84,961,986
				329,897,138

Municipal—4.6%
AARP Nts., Series 2001, 0.08%[1]	12/5/14	12/5/14	50,000,000	50,000,000
Baltimore, MD General Obligation Bonds, Series 2003C, 0.09%[1]	12/5/14	12/5/14	5,795,000	5,795,000
Calhoun Port Authority (The), TX Revenue Bonds, Formosa Plastics Corp. America, Series 2012, 0.06%[1]	12/5/14	12/5/14	50,000,000	50,000,000
Capital Market Access Co. LC Bonds, Carteret Investment Assn. LLC, Series 2008, 0.15%[1]	12/5/14	12/5/14	6,505,000	6,505,000
Charlotte, NC Certificates of Participation, NASCAR Hall of Fame Facilities, Series 09D, 0.11%[1]	12/5/14	12/5/14	91,215,000	91,215,000
Johnson, TN Health & Education Facilities, Mountain States Health, Series 2007B-1, 0.12%[1]	12/5/14	12/5/14	2,495,000	2,495,000
Johnson, TN Health & Education Facilities, Mountain States Health, Series 2013B, 0.11%[1]	12/5/14	12/5/14	11,075,000	11,075,000
Macon-Bibb Cnty. GA Industrial Development Authority Revenue Bonds, Bass Pro Outdoor World, Series 2005, 0.13%[1]	12/5/14	12/5/14	17,100,000	17,100,000
North Hudson, NJ Sewerage Authority Revenue Lease Certificates, Series 2012C, 0.12%[1]	12/5/14	12/5/14	10,000,000	10,000,000
OH Higher Education Facilities Commission, Xavier University 2008 Project, Series B, 0.12%[1]	12/5/14	12/5/14	45,880,000	45,880,000
SC Jobs Economic Development Authority Bonds, South Atlantic Canners, Inc., Series 2001, 0.19%[1]	12/5/14	12/5/14	5,000,000	5,000,000
Tift Cnty. Development Authority Industrial Development Revenue Bonds, Heatcraft Refrigeration Products, Series 2008B, 0.15%[1]	12/5/14	12/5/14	11,700,000	11,700,000
Trinitas Hospital Bonds, Series 2006, 0.15%[1]	12/5/14	12/5/14	12,995,000	12,995,000
University Hospitals Health System, Inc. Hospital Revenue Bonds, Series 2013C, 0.11%[1]	12/5/14	12/5/14	25,000,000	25,000,000
				344,760,000

Receivables Finance—7.8%
Barton Capital LLC, 0.097%[2]	12/1/14	12/1/14	90,000,000	90,000,000
CAFCO LLC, 0.18%[2]	12/3/14	12/3/14	45,000,000	44,999,550
CRC Funding LLC:
0.18%	12/29/14	12/29/14	50,000,000	49,993,000
0.18%	2/11/15	2/11/15	14,000,000	13,994,960
0.18%	12/3/14	12/3/14	40,000,000	39,999,600

12    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value
Receivables Finance (Continued)
Manhattan Asset Funding Co.:
0.17%[2]	1/8/15	1/8/15	$19,400,000	$19,396,519
0.19%[2]	1/21/15	1/21/15	93,600,000	93,574,840

Old Line Funding Corp.:
0.22%[2]	4/10/15	4/10/15	77,942,000	77,880,079
0.22%[2]	4/6/15	4/6/15	24,298,000	24,279,291

Thunder Bay Funding LLC:
0.22%[2]	5/1/15	5/1/15	50,000,000	49,953,861
0.22%[2]	12/1/14	12/1/14	44,514,000	44,514,000
0.22%[2]	4/20/15	4/20/15	20,200,000	20,182,718

Victory Receivables Corp., 0.16%[2]	1/22/15	1/22/15	15,000,000	14,996,533

				583,764,951

Special Purpose Financial—11.6%
Anglesea Funding LLC:
0.12%[3]	12/3/14	12/3/14	70,000,000	69,999,533
0.12%[3]	12/1/14	12/1/14	71,000,000	71,000,000

Concord Minutemen Cap. Co. LLC:
0.20%	1/12/15	1/12/15	66,000,000	65,984,600
0.20%	12/17/14	12/17/14	11,500,000	11,498,978
0.20%	12/4/14	12/4/14	40,000,000	39,999,333
0.20%	1/16/15	1/16/15	14,000,000	13,996,422
0.20%	12/5/14	12/5/14	22,000,000	21,999,511
0.20%	12/19/14	12/19/14	30,000,000	29,997,000

Crown Point Capital Co.:
0.20%	12/18/14	12/18/14	60,000,000	59,994,333
0.20%	12/22/14	12/22/14	73,000,000	72,991,483
0.20%	1/8/15	1/8/15	23,000,000	22,995,145
0.20%	1/16/15	1/16/15	14,500,000	14,496,295
0.20%	1/9/15	1/9/15	50,000,000	49,989,167

Govco LLC:
0.07%[2]	12/1/14	12/1/14	22,000,000	22,000,000
0.18%[2]	1/14/15	1/14/15	18,500,000	18,495,930

Lexington Parker Capital Co. LLC:
0.20%[2]	1/8/15	1/8/15	30,000,000	29,993,667
0.20%[2]	1/15/15	1/15/15	70,000,000	69,982,500
0.20%[2]	1/9/15	1/9/15	55,000,000	54,988,083
0.21%[2]	1/13/15	1/13/15	66,000,000	65,983,445

Ridgefield Funding Co. LLC, 0.226%[1]	12/5/14	1/2/15	74,700,000	74,700,000

				881,085,425

Total Short-Term Notes/Commercial Paper (Cost $2,314,381,042)				2,314,381,042

Investment Companies—0.7%
Dreyfus Institutional Cash Advantage Fund, 0.06%[4]	12/1/14	12/1/14	51,060,434	51,060,434

Prime Money Market Fund RBC Institutional, Cl. 1, 0.01%[4]	12/1/14	12/1/14	1,172,810	1,172,810

Total Investment Companies (Cost $52,233,244)				52,233,244

Total Investments, at Value (Cost $7,514,557,442)			100.0%	7,514,557,442

Net Other Assets (Liabilities)			0.0	1,682,557

Net Assets			100.0%	$7,516,239,999

13    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

** The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

*** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $1,107,493,016 or 14.73% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $488,999,533 or 6.51% of the Fund’s net assets as of November 28, 2014.

4. Rate shown is the 7-day yield as of November 28, 2014.

See accompanying Notes to Financial Statements.

14    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITES  November 28, 20141 Unaudited

Assets
Investments, at value (cost $7,514,557,442)—see accompanying statement of investments	$7,514,557,442

Cash	2,501,839

Receivables and other assets:
Interest	1,401,379
Other	397,564

Total assets	7,518,858,224
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,436,833
Trustees’ compensation	722,215
Dividends	396,881
Distribution and service plan fees	3,947
Investments purchased	2,527
Other	55,822

Total liabilities	2,618,225
Net Assets	$7,516,239,999

Composition of Net Assets
Par value of shares of beneficial interest	$7,516,621

Additional paid-in capital	7,509,104,861

Accumulated net investment loss	(513,415)

Accumulated net realized gain on investments	131,932

Net Assets	$7,516,239,999

Net Asset Value Per Share
Class E Shares:

Net asset value, redemption price and offering price per share (based on net assets of $6,631,684,929 and 6,631,961,674 shares of beneficial interest outstanding)	$1.00

Class L Shares:

Net asset value, redemption price and offering price per share (based on net assets of $874,597,701 and 874,717,733 shares of beneficial interest outstanding)	$1.00

Class P Shares:

Net asset value, redemption price and offering price per share (based on net assets of $9,957,369 and 9,942,075 shares of beneficial interest outstanding)	$1.00

1. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF

OPERATIONS  For the Six Months Ended November 28, 20141 Unaudited

Investment Income
Interest	$6,737,768

Dividends	9,869

Total investment income	6,747,637

Expenses
Management fees	3,520,967

Service plan fees—Class P	14,414

Transfer and shareholder servicing agent fees:
Class L	219,089
Class P	2,883

Shareholder communications:
Class E	3,370
Class L	1,014

Trustees’ compensation	52,830

Custodian fees and expenses	36,459

Other	75,598

Total expenses	3,926,624
Less waivers and reimbursements of expenses	(12,885)

Net expenses	3,913,739

Net Investment Income	2,833,898

Net Realized Gain on Investments	65,903

Net Increase in Net Assets Resulting from Operations	$2,899,801

1. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 28, 2014[1] (Unaudited)	Year Ended May 30, 2014[1]
Operations
Net investment income	$2,833,898	$6,107,647

Net realized gain	65,903	66,029

Net increase in net assets resulting from operations	2,899,801	6,173,676

Dividends and/or Distributions to Shareholders
Dividends from net investment income:

Class E	(2,711,732)	(5,856,959)

Class L	(166,554)	(365,782)

Class P	(657)	(1,549)

	(2,878,943)	(6,224,290)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:

Class E	723,994,021	132,557,206

Class L	1,519,705	(85,077,865)

Class P	(3,839,284)	(895,146)

	721,674,442	46,584,195

Net Assets
Total increase	721,695,300	46,533,581

Beginning of period	6,794,544,699	6,748,011,118

End of period (including accumulated net investment loss of $513,415 and $468,370, respectively)	$7,516,239,999	$6,794,544,699

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

Class E	Six Months Ended November 28, 2014[1] (Unaudited)	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$1 .00	$1 .00	$1 .00	$1 .00	$1 .00	$1 .00

Income (loss) from investment operations— net investment income[2,3]	0 .00	0 .00	0 .00	0 .00	0 .00	0 .00

Dividends and/or distributions to shareholders:
Dividends from net investment income[3]	0 .00	0 .00	0 .00	0 .00	0 .00	0 .00
Distributions from net realized gain	0 .00	0 .00	0 .00	0 .00	0 .00[3]	0 .00

Total dividends and/or distributions to shareholders[3]	0 .00	0 .00	0 .00	0 .00	0 .00	0 .00

Net asset value, end of period	$1 .00	$1 .00	$1 .00	$1 .00	$1 .00	$1 .00

Total Return[4]	0 .04%	0 .09%	0 .17%	0 .19%	0 .23%	0 .28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,631,685	$5,907,674	$5,775,156	$5,358,991	$7,080,092	$5,285,125

Average net assets (in thousands)	$6,303,014	$6,291,038	$5,689,719	$6,085,688	$5,984,276	$5,755,335

Ratios to average net assets:[5]
Net investment income	0 .08%	0 .09%	0 .16%	0 .18%	0 .22%	0 .28%
Total expenses	0 .10%	0 .10%	0 .11%	0 .11%	0 .11%	0 .12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .10%	0 .10%	0 .11%	0 .11%	0 .11%	0 .12%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

18    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Class L	Six Months Ended November 28, 2014[1] (Unaudited)	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$1 .00	$1 .00	$1 .00	$1 .00	$1 .00	$1 .00

Income (loss) from investment operations—net investment income[2,3]	0 .00	0 .00	0 .00	0 .00	0 .00	0 .00

Dividends and/or distributions to shareholders:
Dividends from net investment income[3]	0 .00	0 .00	0 .00	0 .00	0 .00	0 .00
Distributions from net realized gain	0 .00	0 .00	0 .00	0 .00	0 .00[3]	0 .00

Total dividends and/or distributions to shareholders[3]	0 .00	0 .00	0 .00	0 .00	0 .00	0 .00

Net asset value, end of period	$1 .00	$1 .00	$1 .00	$1 .00	$1 .00	$1 .00

Total Return[4]	0 .02%	0 .04%	0 .10%	0 .12%	0 .17%	0 .23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$874,598	$873,074	$958,163	$577,822	$879,941	$763,826

Average net assets (in thousands)	$838,981	$874,757	$693,086	$891,161	$948,365	$1,766,105

Ratios to average net assets:[5]
Net investment income	0 .04%	0 .04%	0 .10%	0 .12%	0 .17%	0 .23%
Total expenses	0 .16%	0 .16%	0 .17%	0 .17%	0 .17%	0 .17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0 .16%	0 .16%	0 .17%	0 .17%	0 .17%	0 .17%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

19    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS  Continued

Class P	Six Months Ended November 28, 2014[1] (Unaudited)	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1 .00	$ 1.00

Income (loss) from investment operations—net investment income[2,3]	0.00	0.00	0.00	0.00	0 .00	0.00

Dividends and/or distributions to shareholders:
Dividends from net investment income[3]	0.00	0.00	0.00	0.00	0 .00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00[3]	0.00

Total dividends and/or distributions to shareholders[3]	0.00	0.00	0.00	0.00	0 .00	0.00

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return[4]	0.01%	0.01%	0.07%	0.09%	0.13%	0.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 9,957	$ 13,797	$ 14,692	$ 9,880	$ 10,307	$ 8,252

Average net assets (in thousands)	$ 13,580	$ 14,595	$ 12,903	$ 8,150	$ 8,974	$ 12,254

Ratios to average net assets:[5]
Net investment income	0.01%	0 .01%	0 .06%	0 .09%	0.12%	0.19%
Total expenses	0.34%	0 .40%	0 .41%	0 .40%	0.41%	0.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[5]	0.15%	0 .18%	0 .21%	0 .20%	0.21%	0.22%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

20    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS  November 28, 2014 Unaudited

1. Organization

Oppenheimer Institutional Money Market Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of November 28, 2014, approximately 96% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class E, Class L and Class P shares. Class E and Class L shares are sold at net asset value per share without any initial sales charge. Class E shares are only offered to other Oppenheimer Funds, the Manager and their affiliates. Class P shares will normally be sold at net asset value per share without any initial sales charge and are subject to a service plan. Class L and Class P shares are offered directly to institutional investors and may only be sold through an investment professional. Brokers or other investment professionals that offer Class L and Class P shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date.

21    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

2. Significant Accounting Policies (Continued)

Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year end November 28, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.

22    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of

23    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

3. Securities Valuation (Continued)

the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 28, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value:
Assets Table
Certificates of Deposit	$—	$3,870,975,879	$—	$3,870,975,879
Direct Bank Obligations	—	1,276,967,277	—	1,276,967,277
Short-Term Notes/Commercial
Paper	—	2,314,381,042	—	2,314,381,042
Investment Companies	52,233,244	—	—	52,233,244

Total Assets	$52,233,244	$7,462,324,198	$—	$7,514,557,442

24    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

4. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 28, 2014		Year Ended May 30, 2014
	Shares	Amount	Shares	Amount

Class E
Sold	24,532,861,324	$24,532,861,324	55,415,017,776	$55,415,017,776
Dividends and/or distributions reinvested	426,950	426,950	668,406	668,406
Redeemed	(23,809,294,253)	(23,809,294,253)	(55,283,128,976)	(55,283,128,976)

Net increase	723,994,021	$723,994,021	132,557,206	$132,557,206

Class L
Sold	11,845,224,451	$11,845,224,451	30,533,957,985	$30,533,957,985
Dividends and/or distributions reinvested	118,287	118,287	259,287	259,287
Redeemed	(11,843,823,033)	(11,843,823,033)	(30,619,295,137)	(30,619,295,137)

Net increase (decrease)	1,519,705	$1,519,705	(85,077,865)	$(85,077,865)

Class P
Sold	454,316	$454,316	5,000,000	$5,000,000
Dividends and/or distributions reinvested	601	601	1,182	1,182
Redeemed	(4,294,201)	(4,294,201)	(5,896,328)	(5,896,328)

Net decrease	(3,839,284)	$(3,839,284)	(895,146)	$(895,146)

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.10%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the

25    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended November 28, 2014, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$5,612
Payments Made to Retired Trustees	—
Accumulated Liability as of November 28, 2014	319,643

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Service Plan for Class P Shares. The Fund has adopted a Service Plan (the “Plan”) for Class P shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class P shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class P shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class P shares. Any unreimbursed expenses the Distributor incurs with respect to Class P shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

26    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after waivers, payments and/or reimbursements and reduction to custodian fees” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles: (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.15% for Class E shares, 0.19% for Class L shares and 0.24% for Class P shares calculated on the daily net assets of the Fund.

The Manager has also voluntarily undertaken to waive management fees and/or reimburse expenses (but not below zero) to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. For the six months ended November 28, 2014, the Manager waived fees and/or reimbursed the Fund $1,354.

The Distributor has contractually undertaken to waive the fees payable under the Service Plan for Class P shares so that those fees are limited to 0.05% of the average annual net assets for Class P shares of the Fund. For the six months ended November 28, 2014, the Distributor waived $11,531 for Class P shares.

The Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. As of November 28, 2014, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date May 31, 2016
$ 1,354

The Manager has not recaptured any previously waived and/or reimbursed amounts during the six months ended November 28, 2014.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims

27    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

6. Pending Litigation (Continued)

under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

28    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS  Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

29    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS  Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Proctor and Adam Wilde, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the Money Market-Taxable category. The Board noted that the Fund’s one-year, three-year, and five-year performance was better than its category median.

    Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load Money Market-Taxable funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to voluntarily waive fees and/or reimburse the Fund for certain expenses in order to limit Total Annual Fund Operating Expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.15% for Class E shares, 0.19% for Class L shares, and 0.24% for Class P shares, as calculated on the daily net assets of the Fund. The Adviser has also voluntarily undertaken to waive management fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. Each of these fee waivers and/or expense reimbursements may be amended or withdrawn at any time, with approval of the Board, without prior notice to shareholders. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund,

30    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee. Based on this evaluation, the Board and the Managers agreed that the current fee is appropriate.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

31    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

32    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee
Christopher Proctor, Vice President
Adam Wilde, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

33    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

34    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

35    OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

OppenheimerFunds®
The Right Way to Invest
A Better Website for Investors
We redesigned the OppenheimerFunds investor site to help you find the information and services you need— quickly. Visit oppenheimerfunds.com/investors to see how well the new site will work for you. You can also visit our website for 24-hour access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/28/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Institutional Money Market Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/8/2015